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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 22, 2001



                                ZEMEX CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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
           CANADA                       1-228                  None
(State or Other Jurisdiction         (Commission          (IRS Employer
      of Incorporation)               File Number)    Identification Number)

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

         CANADA TRUST TOWER, BCE PLACE
          161 BAY STREET, SUITE 3750                       M5J 2S1
          TORONTO, ONTARIO, CANADA
     (Address of Principal Executive Offices)             (Zip Code)

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       Registrants' telephone number, including area code: (416) 365-8080


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

On November 17, 2000, the Registrant's wholly owned subsidiary, Zemex U.S. Corporation, a Delaware corporation, entered into a Stock Purchase Agreement with Hecla Mining Company, a Delaware corporation, pursuant to which, Zemex U.S. was to purchase (or cause its designees to purchase) all of the issued and outstanding capital stock of Hecla Mining Company's wholly owned subsidiary, Kentucky-Tennessee Clay Company, a Delaware corporation, and Hecla de Brasil Empreendimentos de Participacoes Ltda., a Brazilian sociedade civil por quotas de responsibilidade limitada.

On January 22, 2001, Registrant received notification that Hecla Mining Company brought suit against Registrant over the failure of the closing of the transaction contemplated by the Stock Purchase Agreement.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Registrant announcing the lawsuit brought by Hecla Mining Company against Registrant.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ZEMEX CORPORATION



                                             /s/ Allen J. Palmiere
Dated:  January 24, 2001                 By: ___________________________
                                             Allen J. Palmiere
                                             Vice President and
                                             Chief Financial Officer


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                                  EXHIBIT INDEX


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

Exhibit
Number           Description
======           ===========


 99.1 Press Release, dated January 23, 2001, announcing the lawsuit brought by Hecla Mining Company against Zemex Corporation.

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